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                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549
                             --------------


                                FORM 8-K


                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE

                     SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) May 15, 2002
                                                          -------------



                        SOUTHWESTERN ENERGY COMPANY
           (Exact name of registrant as specified in its charter)



               Arkansas             1 - 8246         71-0205415
      (State of incorporation     (Commission      (I.R.S. Employer
         or organization)          File Number)    Identification No.)


          2350 N. Sam Houston Pkwy. E., Suite 300, Houston, Texas 77032 (Address of principal executive offices, including zip code)


                             (281) 618-4700
           (Registrant's telephone number, including area code)


                                 No Change
     (Former name, former address and former fiscal year; if changed since last report)

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                                      -1-

Item 7.(c)

Exhibits                                                              Reference

        (99.1)   Press release dated May 15, 2002, announcing
the approval of an additional $10 million to its previous 2002
capital budget                                                         p. 3 - 4


Item 9.

Regulation FD Disclosures

        Southwestern Energy Company is furnishing under Item 9 of this Current Report on Form 8-K the information included as exhibit 99.1 to this report.

Note: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               SOUTHWESTERN ENERGY COMPANY
                                               ---------------------------
                                                       Registrant



DATE:   May 15, 2002                          BY:   /s/ GREG D. KERLEY
     ------------------                        ---------------------------
                                                     Greg D. Kerley
                                                 Executive Vice President
                                               and Chief Financial Officer

Southwestern Energy Company                  2350 North Sam Houston Parkway East
                                             Suite 300
                                             Houston, Texas 77032
                                             (281) 618-4700  Fax: (281) 618-4818


NEWS RELEASE

                 SOUTHWESTERN ENERGY COMPANY ANNOUNCES INCREASE
             IN 2002 CAPITAL BUDGET AND ADDITIONAL EARNINGS GUIDANCE

      Houston, Texas - May 15, 2002...Southwestern Energy Company (NYSE: SWN) announced today that its Board of Directors approved the addition of $10 million to its previous 2002 capital budget, with the increase allocated to the Company's oil and gas exploration and production (E&P) segment. With this increase Southwestern's 2002 E&P capital program now totals approximately $71 million. The additional capital will be invested in the Company's infill drilling program at its Overton Field in East Texas.

      "Our previous E&P capital plan was built on a conservative NYMEX price deck of $2.25 natural gas and $18.00 oil. The lower drilling costs that we are currently enjoying, combined with significantly higher commodity prices for the remainder of 2002, have allowed us to accelerate our drilling at Overton. The economics of these wells at current gas prices and drilling costs add significant value for our shareholders, so increasing our activity here makes a lot of sense," stated Harold M. Korell, President and Chief Executive Officer of Southwestern.

Southwestern Issues Additional Earnings Guidance for 2002
      With the recent increase in natural gas prices, the Company updated its outlook for 2002 with guidance on key financial information over a broader range of NYMEX natural gas prices. Southwestern's full-year 2002 oil and gas production target remains at 41.5 - 42.5 Bcfe, unchanged from the guidance that was issued on February 14, 2002. The following table and corresponding estimated results assumes various average NYMEX gas price scenarios with a $21.00 per barrel WTI oil price, and includes current hedges in place:

    Gas Prices          Earnings          Cash Flow           EBITDA
------------------  ----------------  ------------------  ---------------
   $2.25 per Mcf       $10 Million       $76 Million         $97 Million

   $3.00 per Mcf       $15 Million       $85 Million        $106 Million

   $3.50 per Mcf       $19 Million       $91 Million        $112 Million

   $3.75 per Mcf       $21 Million       $95 Million        $116 Million

-------------------------------------------------------------------------

      Southwestern Energy Company is primarily focused on natural gas and is engaged in oil and gas exploration and production, natural gas gathering, transmission, and marketing, and natural gas distribution. Additional information on the Company can be found on the Internet at http://www.swn.com.

      All statements, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include, but are not limited to, the timing and extent of changes in commodity prices for gas and oil, the timing and extent of the Company's success in discovering, developing, producing, and estimating reserves, property acquisition or divestiture activities that may occur, the effects of weather and regulation on the Company's gas distribution segment, increased competition, legal and economic factors, governmental regulation, the financial impact of accounting regulations for derivative instruments, changing market conditions, the comparative cost of alternative fuels, conditions in capital markets and changes in interest rates, availability of oil field services, drilling rigs, and other equipment, as well as various other factors beyond the Company's control. A discussion of these and other factors affecting the Company's performance is included in the Company's periodic reports filed with the Securities and Exchange Commission including its Annual Report on Form 10-K for the year ended December 31, 2001.


Contacts:      Greg D. Kerley                       Brad D. Sylvester, CFA
               Executive Vice President             Manager, Investor Relations
               and Chief Financial Officer          (281) 618-4897
               (281) 618-4803


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




                          Southwestern Energy Company
                          P.O. Box 1408
                          Fayetteville, AR 72702-1408



May 15, 2002



Securities and Exchange Commission
ATTN: Filing Desk, Stop 1-4
450 Fifth Street, N.W.
Washington, DC  20549-1004

Gentlemen:

Pursuant to regulations of the Securities and Exchange Commission, submitted herewith for filing on behalf of Southwestern Energy Company is Form 8-K dated May 15, 2002.

This filing is being effected by direct transmission to the Commission's EDGAR System.

Very truly yours,

Stan Wilson
Controller